STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)


                                 C O N T E N T S

                                                              Page(s)
                                                              -------

Accountants' Independent Auditor's Report                       1

Consolidated Balance Sheets                                     2

Consolidated Statements of Operations                           3

Statement of Changes in Members' Capital                        4

Consolidated Statements of Cash Flows                           5

Notes to Financial Statements                                  6-16

                          INDEPENDENT AUDITORS' REPORT


To the Members of
Stellar Venture Partners, LLC
Naples, Florida


We have audited the accompanying consolidated balance sheets of Stellar Venture Partners, LLC and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations and members' capital and cash flows for the years then ended and for the period March 13, 2000 (date of inception) through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stellar Venture Partners, LLC and subsidiaries as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended and for the period March 13, 2000 (date of inception) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


L J SOLDINGER ASSOCIATES LLC


Deer Park, Illinois
March 4, 2004

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                           Consolidated Balance Sheets
                           December 31, 2003 and 2002


                                ASSETS

                                                                   2003              2002
                                                                ----------        ----------
Current assets
    Cash                                                        $  424,720        $  528,250
    Marketable securities                                          244,300           179,460
    Accounts receivable                                              2,888                --
    Prepaid management fees, related party                          14,250            16,750
    Prepaid expenses                                                 9,524             2,351
                                                                ----------        ----------

Total current assets                                               695,682           726,811
                                                                ----------        ----------

Property and equipment, net                                         72,809            23,471
Cost based investment                                              400,000           400,000
Deposits                                                             2,534                --
                                                                ----------        ----------

Total assets                                                    $1,171,025        $1,150,282
                                                                ==========        ==========


                        LIABILITIES AND MEMBERS' CAPITAL

Current liabilities
     Current portion of obligations under capital leases        $    4,088        $       --
     Accounts payable and accrued expenses                          34,560            18,370
     Deferred revenues                                              77,720                --
                                                                ----------        ----------

Total current liabilities                                          116,368            18,370

Obligations under capital leases, net of current portion             8,473                --
                                                                ----------        ----------

Total liabilities                                                  124,841            18,370
                                                                ----------        ----------

Members' capital                                                 1,046,184         1,131,912
                                                                ----------        ----------

Total liabilities and members' capital                          $1,171,025        $1,150,282
                                                                ==========        ==========


                   The accompanying notes are an integral part
                          of the financial statements.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                      Consolidated Statements of Operations
                 Years Ended December 31, 2003 and 2002 and for
                  the Period March 13, 2000 (Date of Inception)
                            through December 31, 2003


                                                                                             March 13, 2000
                                                                                             (Inception) to
                                                                                              December 31,
                                                         2003                2002                2003
                                                      -----------         -----------         -----------
Revenues                                              $   173,711         $        --         $   173,711

Expenses
     Depreciation and amortization expense                 39,428               6,015              53,301
     Investment costs                                      22,831              50,890              90,228
     Labor costs and expense reimbursements               547,791              34,350             582,431
     Management fees, related party                       109,000             100,500             393,750
     General and administrative                           165,339              27,267             286,268
     Professional fees                                     12,970              41,818             156,658
     Marketing                                             93,082                  --             104,619
     Research, development and product support            138,849                  --             138,849
     Office rents                                          33,774              30,328             111,767
                                                      -----------         -----------         -----------

Total expenses                                          1,163,064             291,168           1,917,871
                                                      -----------         -----------         -----------

Loss from operations                                     (989,353)           (291,168)         (1,744,160)
                                                      -----------         -----------         -----------

Other income (expense)
     Investee losses                                           --            (870,627)         (1,040,096)
     Subsidiary loan impairment                                --            (378,404)           (378,404)
     Interest and money market dividends                    1,882              10,408             174,017
     Gains (losses) in trading securities                  88,780            (172,978)            (88,547)
     Impairment of goodwill                              (121,595)                 --            (121,595)
                                                      -----------         -----------         -----------

Total other expense                                       (30,933)         (1,411,601)         (1,454,625)
                                                      -----------         -----------         -----------

Net loss                                              $(1,020,286)        $(1,702,769)        $(3,198,785)
                                                      ===========         ===========         ===========

Pro Forma information
     Net loss                                          (1,020,286)         (1,702,769)         (3,198,785)
     Pro forma tax provision                                   --                  --                  --
                                                      -----------         -----------         -----------

     Pro form net loss                                $(1,020,286)        $(1,702,769)        $(3,198,785)
                                                      ===========         ===========         ===========

                   The accompanying notes are an integral part
                          of the financial statements.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                    Statement of Changes in Members' Capital

                                                                                                   Deficit
                                                                                                  Accumulated
                                                                                                    in the
                                                                            Subscription          Development
                                        Series A            Series B          Receivable             Stage               Total
                                       -----------         -----------        -----------         -----------         -----------
March 13, 2000 (Inception)             $        --         $        --        $        --         $        --         $        --

June 6, 2000 private placement                  --               1,100             (1,100)                 --                  --

June 15, 2000 private placement          3,350,000                  --                 --                  --           3,350,000

Offering costs paid                        (29,843)                 --                 --                  --             (29,843)

Net loss                                        --                  --                 --            (475,730)           (475,730)
                                       -----------         -----------        -----------         -----------         -----------

Balance at December 31, 2001             3,320,157               1,100             (1,100)           (475,730)          2,844,427

Offerings costs paid                        (9,746)                 --                 --                  --              (9,746)

Net loss                                        --                  --                 --          (1,702,769)         (1,702,769)
                                       -----------         -----------        -----------         -----------         -----------

Balance at December 31, 2002             3,310,411               1,100             (1,100)         (2,178,499)          1,131,912

November 2003 private
  placement                              1,000,000                  --                 --                  --           1,000,000

Offering costs paid                        (65,442)                 --                 --                  --             (65,442)

Net loss                                        --                  --                 --          (1,020,286)         (1,020,286)
                                       -----------         -----------        -----------         -----------         -----------

Balance at December 31, 2003           $ 4,244,969         $     1,100        $    (1,100)        $(3,198,785)        $ 1,046,184
                                       ===========         ===========        ===========         ===========         ===========


                   The accompanying notes are an integral part

                          of the financial statements.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                      Consolidated Statements of Cash Flows
                     Years Ended December 31, 2003 and 2002

                                                                                                         March 13, 2000
                                                                                                         (Inception) to
                                                                                                           December 31,
                                                                      2003                2002                 2003
                                                                   -----------         -----------         -----------
Cash flows from operating activities
     Net loss                                                      $(1,020,286)        $(1,702,769)        $(3,198,785)
     Adjustments to reconcile net income (loss) to net cash
        provided by (used in) operating activities
           Depreciation                                                 39,428               6,015              53,301
           Loss on impairment of goodwill                              121,595                  --             121,595
           Equity method loss in subsidiary                                 --             870,627           1,040,096
           Subsidiary loan impairment loss                                  --             378,404             378,404
           (Gains) losses in trading securities                        (88,780)            172,978              88,546
           Purchases of trading securities                            (156,019)            (92,490)           (683,589)
           Redemptions of trading securities                           179,959             175,132             350,743
           Changes in assets and liabilities
               Decrease in accounts receivable                           5,485                  --               5,485
               Increase in prepaid expenses                             (7,208)                 --             (26,308)
               Decrease in accounts payable                            (30,722)            (25,024)            (11,353)
               Increase in deferred revenues                            17,643                  --              17,643
                                                                   -----------         -----------         -----------

Net cash used in operating activities                                 (938,905)           (217,127)         (1,864,222)
                                                                   -----------         -----------         -----------


Cash flows provided by (used in) investing activities
     Purchase of property and equipment                                 (6,601)             (3,303)            (43,945)
     Purchase of investee interest, net of cash assumed                (92,055)                 --            (893,055)
     Advances to investees                                                  --          (1,018,500)         (1,018,500)
                                                                   -----------         -----------         -----------

Net cash used in investing activities                                  (98,656)         (1,021,803)         (1,955,500)
                                                                   -----------         -----------         -----------

Cash flows from financing activities
     Principal payments on capital lease obligations                      (527)                 --                (527)
     Offering costs paid                                               (65,442)             (9,746)           (105,031)
     Member capital contributions                                    1,000,000                  --           4,350,000
                                                                   -----------         -----------         -----------

Net cash provided by (used in) financing activities                    934,031              (9,746)          4,244,442
                                                                   -----------         -----------         -----------

Net increase (decrease) in cash                                       (103,530)         (1,248,676)            424,720

Cash and cash equivalents, beginning of year                           528,250           1,776,926                  --
                                                                   -----------         -----------         -----------

Cash and cash equivalents, end of year                             $   424,720         $   528,250         $   424,720
                                                                   ===========         ===========         ===========


                   The accompanying notes are an integral part
                          of the financial statements.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements


NOTE 1 - NATURE OF OPERATIONS

Stellar Venture Partners, LLC was formed as a limited liability company under the laws of the state of Georgia on March 13, 2000 (the "Company"). The Company was formed to engage in two activities, acquiring a controlling interest in and providing financial, management and technical support to development stage internet businesses which the Company either participates in its founding or identifies it as meeting certain investment criteria and to a lesser extent, trading in public equity securities.. All of the Company's affiliate companies are currently in the development stage. The company is not currently, and has no intention of continuing its business of trading in securities.


In November of 2000, the Company and IO Ventures, LLC ("IO") formed Stellar Business Builders, LLC ("SBB") for the purpose of acquiring and managing the operations of its startup affiliates. The Company and IO each owned 50% of SBB. In May and June of 2001, Stellar Business Builders, LLC formed two wholly-owned subsidiaries, Stellar Internet Monitoring, LLC ("SIM"), (formerly known as ICaughtYou, LLC), whose principal activity is providing companies with the ability to monitor their employee usage of the internet and Kidweb, LLC ("KW") whose primary activity is providing a web site development suite targeted directly at children. In November 2003, the Company purchased IO's remaining 50% interest in SBB for $100,000 in cash (see Note 4).

In January 2004, the Company consummated an agreement and plan of merger with International Travel CD's, Inc. ("ILCD") (see Note 15).


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

Principles of Consolidation and Ownership Interest in Investors

The accompanying financial statements have been presented on the consolidated basis in 2003 and include all the accounts of SBB, SIM and KW. No loss was allocated to the minority interest (see Note 10).

Prior to 2003, the Company accounted for SBB under the equity method. The applicable accounting method is generally determined based on the Companies ownership interest in the affiliate.

In July 2001, the Company purchased a 10% interest in Synergy Networks, Inc. ("SNI") for $400,000 in cash which was reflected under the cost method for 2003 and 2002.

Consolidation

Affiliate entities in which the Company directly or indirectly owns more than 50% of the outstanding, voting interest are accounted for under the consolidation method of accounting. Under this method, an investee company's results of operations are reflected within the Company's consolidated statement of operations. All significant intercompany accounts and transactions have been eliminated.

Equity Method

Affiliate entities in which the Company directly or indirectly owns between 20% and 50% of the outstanding, voting interests are accounted for under the equity method of accounting. Under the equity method of accounting, the Company's proportionate share of the investees' net income or loss is included in "Investee Losses" in the Consolidated Statements of Operations.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cost Method

Entities in which the Company directly or indirectly owns less than 20% of the outstanding voting interest are accounted for under the cost method of accounting. Under this method income received from the investees is reflected within the Company's consolidated statement of operations as investment income or loss unless the amount of the dividends exceeds the Company's proportionate share of the affiliates' income. In that case the excess amount would be considered a return of capital and be recorded as a reduction of the investment.

Development Stage Enterprise

The Company is a Development Stage Enterprise, as defined in Statement of Financial Accounting Standards ("SFAS") No. 7 "Accounting and Reporting for Development Stage Enterprises." Under SFAS No. 7, certain additional financial information is required to be included in the financial statements for the period from inception of the Company to the current balance sheet date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and investments in money market funds. The Company considers all highly-liquid instruments with an original maturity of 90 days or less at the time of purchase to be cash equivalents.

Federal Income Taxes

No provision for income taxes for the Company has been made as the Company has no federal or state income tax liability. Tax attributes are passed through to the members who assume responsibility for payment of income taxes, if any.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. To mitigate this risk, the Company places its cash deposits only with high credit quality institutions. At various times during the year, the Company may exceed the federally insured limits. Management believes the risk of loss is minimal.

Goodwill and Acquired Intangibles

The Company accounts for goodwill and acquired intangible assets in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets." Accordingly, goodwill arising from the acquisition of investments is not amortized, but is reviewed annually for impairment.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value of Financial Instruments

The carrying amounts reflected in the consolidated balance sheet for cash and equivalents, short-term receivables and short-term payables approximate their fair value due to the short maturity of the instruments. The carrying value of the investment in equity securities approximates fair value based on their market trading price.

Recent Accounting Pronouncements

In January 2003, the FASB issued Financial Interpretation No. 46, "Consolidation of Variable Interest Entities - An Interpretation of ARB No. 51" (FIN 46 or Interpretation). FIN 46 is an interpretation of Accounting Research Bulletin 51, "Consolidated Financial Statements," and addresses consolidation by business enterprises of variable interest entities (VIEs). The primary objective of the Interpretation is to provide guidance on the identification of, and financial reporting for, entities over which control is achieved through means other than voting rights; such entities are known as VIEs. The Interpretation requires an enterprise to consolidate a VIE if that enterprise has a variable interest that will absorb a majority of the entity's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur or both. An enterprise is required to consider the rights and obligations conveyed by its variable interests in making this determination. On October 9, 2003, the FASB issued Staff Position No. 46-6 which deferred the effective date for applying the provisions of FIN 46 for interests held by public entities in variable interest entities or potential variable interest entities created before February 1, 2003. On December 24, 2003, the FASB issued a revision to FIN 46. Under the revised interpretation, the effective date was delayed to periods ending after March 15, 2004 for all variable interest entities, other than SPEs. The adoption of FIN 46 is not expected to have an impact on the Company's financial condition, results of operations or cash flows.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. The adoption of SFAS No. 149 did not have a material impact on the Company's results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for classification and measurement by an issuer of certain financial instruments with characteristics of both liabilities and equity. The statement requires that an issuer classify a financial instrument that is within its scope as a liability (or asset in some circumstances). Many of those instruments were previously classified as equity. This Statement also addresses questions about the classification of certain financial instruments that embody obligations to issue equity shares. The adoption of the effective provisions of SFAS No. 150 did not have a material impact on the Company's results of operations or financial position.

On December 17, 2003, the Staff of the Securities and Exchange Commission (or
SEC) issued Staff Accounting Bulletin No. 104 ("SAB 104"), Revenue Recognition, which supersedes Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 104's primary purpose is to rescind the accounting guidance contained in SAB 101 related to multiple-element revenue arrangements that was superseded as a result of the issuance of EITF 00-21, Accounting for Revenue Arrangements with Multiple Deliverables. Additionally, SAB 104 rescinds the SEC's related Revenue Recognition in Financial Statements Frequently Asked Questions and Answers issued with SAB 101 that had been codified in SEC Topic 13, Revenue Recognition. While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104, which was effective upon issuance. The adoption of SAB 104 did not have a material effect on the Company's financial position or results of operations.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Marketable Securities

The investments with which the Company is involved with are primarily of a traditional nature. The Company's short-term investments are comprised of equity securities that trade either on a United States national securities market or on the over-the-counter bulleting board ("OTC BB"). The securities are all classified as trading securities, are carried at fair market value based upon the quoted market prices of those investments at period end. Accordingly, net realized and unrealized gains and losses on trading securities are included in net earnings for the period.

The Company uses the specific identification method as the basis for determining the cost of trading securities sold. Unrealized losses in trading securities amounted to $18,314 and $156,976 for securities held as of December 31, 2003 and 2002, respectively.

Revenue Recognition

Revenue from the sale of monitoring services is recognized ratably over the life of the monitoring service agreement. Accounts receivable represents balances due from customers for internet monitoring services rendered. Management estimates that such revenues are fully collectible. Since inception essentially all sales have been from internet monitoring services.

Advertising Costs

The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising costs amounted to $94,837, $11,582 and $108,053 for 2003, 2002 and the period March 13, 2000 (inception) through December 31, 2003, respectively.

Property and Equipment

Property and equipment is recorded at cost, less accumulated depreciation and is depreciated using the straight-line method over their estimated useful life of the asset, which range from three to seven years.

Loss Per Share

Loss per common share is calculated in accordance with SFAS No. 128, "Earnings Per Share." Basic loss per common share is computed based upon the weighted average number of shares of common stock outstanding for the period and excludes any potential dilution. Shares associated with stock options, warrants and convertible debt are not included because their inclusion would be antidilutive (i.e., reduce the net loss per share). The per share calculations take into effect all stock dividends, stock splits, recapitalizations and reverse stock splits (See Note 15).

From inception through December 31, 2003 the Company did not issue any dilutive securities.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Pro Forma Financial Information

As discussed in Note 1 and Note 15, the Company was originally organized in the form of a Limited Liability Company. Upon the merger of the wholly owned subsidiary of ILCD into the Company in 2004, the capital structure changed for income tax purposes to that of a corporation. The change resulted in ILCD retaining the tax benefit for the portion of the losses generated subsequent to January 15, 2004, whereas the previous losses were passed through to the Stellar Venture Partners, LLC members. Pursuant to Staff Accounting Bulletin Number 1B.2 "Pro Forma Financial Statements and Earnings per Share" ("SAB 1B.2"), a pro forma income statement has been presented which reflects the impact of the Company's change in capital structure as if it had occurred March 13, 2000 (Stellar Venture Partners, LLC's inception). This presentation reflects the Company generating a tax benefit, which has been offset with a valuation allowance, which includes the net operating losses incurred by Stellar Venture Partners, LLC during the period from March 12, 2000 to December 31, 2003, the operating period prior to Stellar Venture Partners, LLC's termination.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31:

                                                       Useful Life                    2003                       2002
                                                    ---------------------     ---------------------      ---------------------
              Software                                     3 years                $      75,000             $           -
              Furniture, Fixtures and Equipment          5-7 years                       82,038                     37,344
              Capital Leases - Equipment                   5 years                       13,088                         -
                                                                              ---------------------      ---------------------
                                                                                        170,126                     37,344
              Less: Accumulated Depreciation                                            (97,317)                   (13,873)
                                                                              ---------------------      ---------------------

                                                                                  $      72,809              $      23,471
                                                                              =====================      =====================


Deprecation expense which includes amounts under capital leases amounted to $39,428, $6,015 and $53,301 during 2003, 2002 and from Inception through December 31, 2003, respectively.

NOTE 4 - GOODWILL

On November 14, 2003, the Company paid $100,000 in cash to IO to acquire the remaining 50% of SBB it did not own. On the date of the acquisition, SBB's liabilities exceeded it assets, which resulted in the Company recording goodwill in the entire amount of the purchase price of $100,000 plus the amount by which the liabilities exceeded the assets in the amount of $21,595. At December 31, 2003, the Company fully impaired the goodwill in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets."

NOTE 5 - INCOME TAXES

In accordance with federal income tax regulations, the net loss incurred by Stellar Venture Partners, LLC from inception to the date of its merger with the Company has been excluded from the benefits of the net operating loss carryforwards reflected in this footnote.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements


NOTE 5 - INCOME TAXES (Continued)

The following table presents the principal reasons for the difference between the Company's effective tax rates and the United States federal statutory income tax rate of 35%.

                                                                                                 March 13, 2000
                                                                                                (Inception) to
                                                                                                  December 31,
                                                           2003                 2002                  2003
                                                        -----------          -----------          -----------
Federal income tax benefit at statutory rate            $   357,100          $   596,000          $ 1,119,575
Federal income tax benefit passed through to the
  members of Stellar Venture Partners, LLC                 (357,100)            (352,000)            (921,575)
Non-deductible expenses                                          --             (244,000)            (198,000)
                                                        -----------          -----------          -----------

     Income Tax Benefit                                 $        --          $        --          $        --
                                                        ===========          ===========          ===========

     Effective Income Tax Rate                                    0%                   0%                   0%
                                                        ===========          ===========          ===========


NOTE 6 - CAPITAL LEASE OBLIGATIONS

In September 2003, SIM entered into a capital lease to purchase computer equipment with a cost of $4,787. The term of the lease is 36 months with monthly payments in the amount of $187. The interest rate on the capital lease is approximately 25%. At the end of the lease, SIM may purchase the equipment for $1. The lessor holds a security interest in the equipment purchased.

In December 2003, SIM entered into a capital lease to purchase a new phone system with a cost of $8,302. The term of the lease is 36 months with monthly payments of $251. The interest rate on the lease is 6%. At the end of the lease, SIM may purchase the equipment for $1. The lessor holds a security interest in the equipment purchased.

The following is a schedule by year of future minimum lease payments required to be paid by SIM under capital lease obligations together with the present value of the net minimum lease payments as of December 31, 2003:

2004                                               $  5,254
2005                                                  5,254
2006                                                  4,258
                                                   --------

Total Minimum Lease Payments                         14,766

Less Amount Representing Interest                    (2,205)
                                                   --------

Present Value of Net Minimum Lease Payments          12,561

Less Current Portion                                 (4,088)
                                                   --------

Non-Current Portion                                $  8,473
                                                   ========

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements



NOTE 7 - DEFERRED REVENUES

Deferred revenues represent payments from customers for internet monitoring services prior to the Company's requirement to perform the internet monitoring service.


NOTE 8 - MEMBER CAPITAL

At December 31, 2003 the Company had two classes of membership interest outstanding, Class A consisting of 4,350 units with a subscription price of $1,000 per unit and Class B consisting of 1,100 units with a subscription price of $1 per unit.

Class A Membership Units

Under the operating agreement the Class A units are allocated the first ninety seven percent (97%) of the profits and losses until such time that the Class A Members are distributed an amount equal to the Class A Members' capital account balance ("return date") which, after taking into account prior distributions, would result in such Class A Member achieving a pre-tax internal rate of return on such Class A Members capital contributions of eight percent (8%) per annum. Subsequent to achieving the target internal rate of return, the Class A Members are entitled to receive three percent (3%) of the profit and loss until the cumulative amount of all income allocated to the Class B members is equal to twenty percent (20%) of the cumulative amount of income allocated to the Class A Members. Thereafter, the profit and loss is allocated eighty percent (80%) to the Class A Members.

Also under the operating agreement the units are allocated the first ninety seven percent (97%) of the distributions until such time that the Class A Members have received total distributions in an amount equal to the Class A Members' capital contribution, plus an amount sufficient to result in such Class A Member achieving a pre-tax rate of return on such Class A Members capital contributions of eight percent (8%) per annum. Subsequent to achieving the target rate of return, the Class A Members are entitled to receive three percent (3%) of the distributions until the cumulative amount of all distributions to the Class B members is equal to twenty percent (20%) of the cumulative amount of distributions allocated to the Class A Members. Thereafter, distributions are allocated eighty percent (80%) to the Class A Members.

Class B Membership Units

Under the operating agreement the Class B units are allocated the first three percent (3%) of the profits and losses until such time that the Class A Members are distributed an amount equal to the Class A Members' capital account balance ("return date")which, after taking into account prior distributions, would result in such Class A Member achieving a pre-tax internal rate of return on such Class A Members capital contributions of eight percent (8%) per annum. Subsequent to Class A Members achieving the target internal rate of return, the Class B Members are entitled to receive three percent (97%) of the profit and loss until the cumulative amount of all income allocated to the Class B members is equal to twenty percent (20%) of the cumulative amount of income allocated to the Class A Members. Thereafter, the profit and loss is allocated twenty percent (20%) to the Class B Members.

Also under the operating agreement the Class B units are allocated the first three percent (3%) of the distributions until such time that the Class A Members have received total distributions in an amount equal to the Class A Members' capital contribution, plus an amount sufficient to result in such Class A Member achieving a pre-tax rate of return on such Class A Members capital contributions of eight percent (8%) per annum. Subsequent to achieving the target rate of return, the Class B Members are entitled to receive three percent (97%) of the distributions until the cumulative amount of all distributions to the Class B members is equal to twenty percent (20%) of the cumulative amount of distributions allocated to the Class B Members. Thereafter, distributions are allocated twenty percent (20%) to the Class A Members.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements



NOTE 9 - OPERATING LEASES

The Company has a lease commitment for its office space commencing August 1, 2001 for a period of 24 months. The lease was renewed for a year in August 2003. The monthly lease commitment is $2,371 per month which includes common area maintenance and taxes.

SIM has a lease commitment for its office space commencing December 1, 2003 for a period of 37 months. The lease contains one month of free rent and yearly escalation clauses that raise the basic monthly rent from $1,935 in 2004 to $2,052 in 2006. SIM is also responsible for common area maintenance and taxes in addition to the base rent.

In January 2003, the Company leased space for its computer servers and high speed internet lines with a term of twelve months with a minimum lease rate of approximately $4,450 per month.

Total rental expense for all operating leases was $83,706, $101,561 and $237,962 for 2003, 2002 and the period of March 13, 2000 (Inception) through December 31, 2003.

The following is a schedule by year of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms of one year or greater as of December 31, 2003:

                        2004                 $   23,216
                        2005                     23,912
                        2006                     24,629
                                             ----------

                                             $   71,757
                                             ==========



NOTE 10 - MINORITY INTEREST LOSSES AND IMPAIRMENT OF INVESTEE LOAN RECEIVABLE

The minority interest share of losses recorded as of December 31, 2002 exceeded the overall minority share of members' capital by $640,096. In accordance with guidance in Accounting Research Bulletin No 51 Consolidated Financial Statements ("ARB51") paragraph 15: In the unusual case in which losses applicable to the minority interest in a subsidiary exceed the minority interest in the equity capital of the subsidiary, such excess and any further losses applicable to the minority interest should be charged against the majority interest, as there is no obligation of the minority interest to make good such losses.

In accordance with Emerging Issues Task Force ("EITF") 98-13 "Accounting by an Equity Method Investor for Investee Losses When the Investor has Loans to and Investments in Other Securities of the Investee," and 99-10 "Percentage Used to Determine the Amount of Equity Method Losses," in the event that minority interest losses exceed member capital for the majority, the excess minority interest loss is recorded against loan advances or other forms of equity invested in the subsidiary. Accordingly, during 2002 the Company reduced its loan receivable from the original amount invested of $1,018,500 by the amount of the losses recorded in excess of the minority interest deficiency leaving a loan balance of $378,404 at December 31, 2002.

In addition, the Company fully impaired the remaining balance of the loan receivable from the subsidiary at December 31, 2002.

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements


NOTE 11 - SEGMENT REPORTING

Management Policy in Identifying Reportable Segments

The Company's reportable business segments are strategic business units that offer distinctive products and services that are marketed through different channels. They are managed separately because of their unique technology, marketing and distribution requirements.

Types of Activities

In 2003 the Company has three reportable segments: Internet Monitoring, Children's Website Development and Sales, and Investment Management and Corporate Development. Prior to 2003, the Company had only one segment, investment management and corporate development.

                                                                      Child Web           Investment
                                                   Internet            Site and          and Corporate
                                                  Monitoring          Development         Management
                                                  -----------         -----------         -----------
Total assets (excluding intercompany)             $    54,943         $    14,606         $ 1,101,476
                                                  ===========         ===========         ===========

Total liabilities (excluding intercompany)        $   104,693         $       175         $    19,973
                                                  ===========         ===========         ===========

Results of operations:

   Revenues                                       $   173,711         $        --         $        --
   Depreciation                                   $     7,995         $    25,000         $     6,433
   Net loss                                       $  (598,270)        $   (28,494)        $  (393,522)


NOTE 12 - EQUITY INTERESTS IN UNCONSOLIDATED SUBSIDIARIES

The following table summarizes financial information for subsidiaries accounted for under the equity method for the year ended December 31, 2002:

                                        SIM                  KW                 SBB
                                     -----------         -----------         -----------
Other assets                         $    45,215         $    39,654         $    39,849
Intercompany loans receivable                 --                  --             968,500
                                     -----------         -----------         -----------

Total assets                         $    45,215         $    39,654         $ 1,008,349
                                     ===========         ===========         ===========

Other liabilities                    $   106,909         $        79         $ 2,048,445
Intercompany loans payable               968,250                 250                  --
                                     -----------         -----------         -----------

Total liabilities                    $ 1,075,159         $       329         $ 2,048,445
                                     ===========         ===========         ===========

Results of operations:
   Net loss                          $(1,023,350)        $   (55,285)        $   (22,523)
   Revenues                          $    79,140         $       214         $     4,000
   Depreciation                      $     6,978         $    25,000         $        --

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements


NOTE 13 - TRANSACTIONS WITH AFFILIATES

MAS Services, Inc. is the manager of the Company. MAS Services, Inc. is an investment analysis company. Under the operating agreement of the Company the manager earns an annual management fee equal to three percent (3%) of the total capital committed to the Company by its members. The manager also is reimbursed for all out-of-pocket costs it incurred or has incurred in connection with the organization or operation of the Company. The Company incurred management fees in the amount of $109,000, $100,500 and $393,750 in 2003, 2002 and from inception through December 31, 2003, respectively.

NOTE 14 - SUPPLEMENATARY CASH FLOW INFORMATION

In 2003, SIM financed $13,088 of the purchase of computer and phone system equipment through capital lease obligations.

In 2003, SIM paid $97 of interest expense on the capital lease obligations.

NOTE 15 - SUBSEQUENT EVENTS

In January, 2004 the Company consummated an agreement and plan of merger with International Travel CD's Inc. ("ILCD"), a public shell company having only minimal assets and liabilities and its wholly-owned subsidiary, ILCD Acquisition Corp., pursuant to which ILCD acquired 100% of the issued and outstanding membership interests of the Company in consideration for which the members of the Company received 3,302.75 shares of ILCD common stock, after adjusting for the 1 for 4 reverse stock split in March 2004. As a result of the merger, ILCD Acquisition Corp. merged with and into the Company and it became the sole member of the Company. Concurrent with the merger, the tax status of the Company changed to that of a corporation.

The combination of the Company and ILCD will be treated as a recapitalization of the Company. As a result of the merger, Stellar Venture Partners, LLC members acquired approximately 75% of the issued and outstanding voting common stock of ILCD on a fully diluted basis. ILCD will be the legal acquirer in the merger. The Company will be the accounting acquirer since its members acquired a majority ownership interest in ILCD. Consequently, the financial statements of the Company will become those of ILCD.

Subsequent to the merger, the sole officer and director of ILCD resigned and was replaced by the principal of the manager of the Company, ILCD changed its name to Stellar Technologies, Inc. and entered into a 1 for 4 reverse stock split.

In connection with the merger, the Company issued 162,500 shares of common stock for advisory services.

In the first quarter of 2004, the Company sold 100,000 shares of ILCD stock resulting in a gain of $59,183.

After the merger the Company commenced raising capital through a private offering of up to 2,500,000 shares of Series A Convertible Preferred Stock ("Shares"), no par value per share, and warrants ("Warrants") to acquire up to 625,000 shares of common stock, no par value per share. The Shares and Warrants will be sold in units comprised of one share of Series A Convertible Preferred Stock and one Warrant ("Units"). The Units will be sold at a purchase price of $0.75 per Unit pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder. Each Share is initially convertible into one half share of common stock,

                 STELLAR VENTURE PARTNERS, LLC AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE ENTITY)
                          Notes to Financial Statements



NOTE 15 - SUBSEQUENT EVENTS (Continued)

subject to adjustment, and each Warrant is initially exercisable into one share of common stock at an exercise price of $2.40 per share, subject to adjustment for a period of three years from the date of issuance. The Series A Preferred Stock has no voting rights, dividend rights that are pari passu with the common stock of the Company, and no liquidation preferences. All shares of Series A Convertible Preferred Stock automatically converted effective March 12, 2004 or upon issuance thereafter.

As of March 23, 2004, the Company had issued approximately 589,250 units and raised approximately $1,767,750 through the private offering.